UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2017

SUN BANCORP, INC.

Exact name of registrant as specified in its charter
New Jersey (State or other jurisdiction of incorporation	0-20957 (SEC Commission File No.)	52-1382541 (I.R.S. Employer Identification No.)

350 Fellowship Road, Suite 101
Mount Laurel, New Jersey	08054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors, Agreement of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  As previously announced on March 28, 2017, James B. Lockhart III was elected to the Board of Directors of Sun Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Sun National Bank (the “Bank”), subject to receipt of applicable regulatory approval by the Federal Reserve Board under the Depository Institution Management Interlocks Act (the "Interlocks Act"). The aforementioned approval was received on April 14, 2017, at which time Mr. Lockhart’s election to the Board of Directors of the Company and the Board of Directors of the Bank was effective without any further corporate action. Simultaneous with the election of Mr. Lockhart to the Boards of Directors of the Company and the Bank, the size of both Boards of Directors was increased by one to eleven members. Mr. Lockhart’s term expires at the Company's annual meeting of shareholders to be held on May 11, 2017 (the “2017 Annual Meeting”).

Mr. Lockhart has been nominated by the Board of Directors of the Company for re-election at the 2017 Annual Meeting.  The proxy statement mailed to shareholders on March 30, 2017 in connection with the Annual Meeting (the “Proxy Statement”) included Mr. Lockhart as a director nominee, subject to Federal Reserve Board approval under the Interlocks Act. Since such approval has been obtained, the contingency to Mr. Lockhart’s nomination and election has been satisfied and a supplement to the Proxy Statement will be made available to shareholders disclosing this occurrence. The supplement to the Proxy Statement, dated April 20, 2017, and filed on the same date with the Securities and Exchange Commission on Schedule A14A, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Lockhart has not yet been named to any committees of the Board of Directors of the Company; however, it is anticipated that he will be named to one or more of such committees at the organization meeting of the Company to be held immediately after the 2017 Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Schedule A14A filed with Securities and Exchange Commission on April 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Bancorp, Inc.
By:	/s/ Patricia M. Schaubeck Patricia M. Schaubeck Executive Vice President and General Counsel

Dated: April 20, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Schedule A14A filed with Securities and Exchange Commission on April 20, 2017